Exhibit 10.9

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST FINANCIAL SERVICES
1ST PLACE AUTO SALES, INC
247 AUTO SALES
4042 MOTORS LLC
60 WEST AUTO SALES LLC
72 WEST MOTORS LLC
A & M MOTOR COMPANY INC
A.R.J.’S AUTO SALES, INC
AAA AUTOMOTIVE LLC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABC AUTOTRADER LLC
ACTION AUTO SALES INC
ACTION DIRECT USA
ACTION GM
ACURA OF ORANGE PARK
ADAMSON FORD LLC
ADRIAN DODGE CHRYSLER JEEP
ADVANCED AUTO BROKERS, INC.
ADVANCED AUTO SALES LLC
ADVENTURE CHRYSLER JEEP
AFFINITY AUTOMOTIVE REPAIRS &
AFFORDABLE AUTOS
AFFORDABLE MOTORS
AFFORDABLE USED CARS & TRUCKS
AIRPORT CHRYSLER DODGE JEEP
AJ’S AUTO
AL BAUMANN CHEV BUICK
AL HENDRICKSON TOYOTA
ALAN JAY TOYOTA
ALFA MOTORS
ALL ABOUT AUTO’S INC
ALL CREDIT CAR SALES LLC
ALL PRO AUTO GROUP, LLC
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALTERNATIVES
ALTO PASS AUTO LLC
AMBAR MOTORS, INC.
AMERICAN FINANCIAL SERVICES &
AMERICAN PUBLIC AUTO AUCTION
AMG COLLECTION, INC.
ANDERSON AUTOMOTIVE GROUP INC
ANDY CHEVROLET COMPANY
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR NISSAN, INC.
ANDY MOHR TOYOTA
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTHONYS AUTO MALL LLC

DEALER NAME
ANTWERPEN CHRYSLER JEEP
ANTWERPEN NISSAN, INC.
ANY CREDIT AUTO SALES LLC
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARA AUTO AIR & ELECTRIC
ARB WHOLESALE CARS INC
ARBOGAST BUICK PONTIAC GMC
ARCADIA CHEVROLET
ARCH ABRAHAM NISSAN LTD
ARES FINANCIAL SERVICES LLC
ART MOEHN CHEVROLET, CO.
ASANKA CARS.COM
ASHEBORO NISSAN, INC
ASTRO LINCOLN MERCURY, INC.
ATCHINSON FORD SALES
ATHENS AUTO SALES
ATLANTA AUTO BROKERS
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS
ATLANTA LUXURY MOTORS INC
ATLANTA SPORTS & IMPORTS
ATLANTIS RENT A CAR AND
AURORA CHRYSLER PLYMOUTH
AUTO ADVANTAGE AUTO SALES LLC
AUTO AMERICA
AUTO BANK, INC.
AUTO BRITE AUTO SALES
AUTO COUNTRY LLC
AUTO CREDIT CENTER INC
AUTO DEPOT LLC
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO EXPECTATIONS LLC
AUTO EXPRESS CREDIT INC
AUTO HAUS
AUTO HOUSE OF SALISBURY INC
AUTO LINE, INC.
AUTO LINK INC
AUTO LIQUIDATORS OF TAMPA, INC
AUTO MARKET, INC.
AUTO MART, INC.
AUTO MAX
AUTO PLAZA
AUTO PLAZA FORD
AUTO PLAZA USA
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES
AUTO PROFESSIONAL CAR SALES
AUTO RANCH INC
AUTO RITE, INC
AUTO SELECT
AUTO SELECT
AUTO SOURCE OF GEORGIA

DEALER NAME
AUTO SPORT, INC.
AUTO SPOT ORLANDO
AUTO TECH LLC
AUTO TRADEMARK OF ARLINGTON
AUTO WISE AUTO SALES
AUTO WORLD
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOMACKS, INC.
AUTOMAX
AUTOMOTION
AUTOMOTIVE CONNECTION
AUTOPLEX IMPORT
AUTOPLEX, LLC
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS DIRECT INC
AUTOSHOW SALES AND SERVICE
AUTOVILLE, USA
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWAY LINCOLN-MERCURY
AUTOWISE LLC
AUTOWORLD USA
AXELROD PONTIAC
B & W MOTORS
BAKARS INC
BALES MOTOR COMPANY INC
BALLAS BUICK GMC
BALTIMORE WASHINGTON AUTO
BANK AUTO SALES
BARBERSHOP IMPORTS
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARRETT & SONS USED CARS
BASELINE AUTO SALES, INC.
BASIC AUTO SALES
BATTLEGROUND KIA
BEASLEY-CROSS PRE OWNED INC
BECK CHRYSLER, PONTIAC, DODGE,
BEDFORD AUTO WHOLESALE
BEDFORD NISSAN INC
BELLAMY AUTOMOTIVE GROUP, INC
BELL’S AUTO SALES
BEN DAVIS CHEVROLET OLDSMOBILE
BEN MYNATT PONTIAC BUICK
BENSON FORD MERCURY
BEREA AUTO MALL
BERGER CHEVROLET
BERMANS AUTOMOTIVE, INC.
BERT SMITH INTERNATIONAL
BESSEMER AL AUTOMOTIVE LLC
BEST AUTO INC

DEALER NAME
BEST BUY AUTO SALES INC
BEST BUY AUTOS OF GULF BREEZE
BEST BUY MOTORS
BEST CARS KC INC
BEST DEAL AUTO SALES
BEST DEAL AUTO SALES INC
BEST DEALS ON WHEELS AUTO
BETTEN BAKER CHEVROLET PONTIAC
BICKEL BROTHERS AUTO SALES INC
BIG A’S AUTO SALES
BIG BLUE AUTOS, LLC
BIG BOYS TOYS FLORIDA LLC
BIG JOHNS CARZ AN TRUCKS
BIG O DODGE OF GREENVILLE, INC
BIGELOW AUTO CENTER
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BRYAN CHRYSLER DODGE JEEP
BILL BUCK CHEVROLET, INC
BILL COLE NISSAN
BILL ESTES CHEVROLET
BILL JACOBS ENTERPRISES INC
BILL MAC DONALD FORD INC
BILL MARINE FORD INC
BILL ROBERTS THUNDER ROAD
BILL THOMPSON’S AUTO AGENCY LL
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING,LTD
BILLY HOWELL FORD-LINCOLN-
BILLY RAY TAYLOR AUTO SALES
BLACKWELL MOTORS INC
BLAKE HOLLENBECK AUTO SALES IN
BLOOMINGTON AUTO CENTER
BLOSSOM CHEVROLET, INC.
BLUE BOOK CARS
BLUE PARROT AUTO SALES LLC
BOB BELL FORD
BOB DANCE HYUNDAI
BOB DANCE KIA
BOB DANIELS BUICK
BOB KING MITSUBISHI
BOB MAXEY LINCOLN-MERCURY
BOB MONTGOMERY CHEVROLET, INC.
BOB PRICE MOTORS, INC
BOB ROHRMAN’S INDY SUZUKI
BOB STEELE CHEVROLET INC.
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BONITA AUTO CENTER INC
BOOMDOX AUTO GROUP LLC
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC
BOWDEN MOTORS INC

DEALER NAME
BOYD’S AUTO SALES
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRADSHAW ACURA
BRAMLETT PONTIAC INC
BRANDON HONDA
BRANDON HONDA
BRANDT AUTO BROKERS
BRANIS MOTORS, INC
BRANNON HONDA
BREMEN MOTORS
BRIANS AUTO COMPANY
BROADWAY AUTO SALES & SERVICE
BROCKMAN AUTOMOTIVE
BROTHER’S AUTO SALES
BRYANT USED CARS
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE FORD MERCURY, INC.
BUCKEYE NISSAN, INC.
BUDDY STASNEY’S BUICK PONTIAC
BUGS TOY STORE
BURCHETT FORD LINCOLN MERCURY
BURNT STORE AUTO AND TRAILER
BUSH AUTO PLACE
BUTLER FORD MERCURY HONDA INC.
BUTLER MOTOR CO. INC
BUY HERE AUTOS
BUY RIGHT AUTO SALES INC
BUY RIGHT AUTOS INC
BYERLY FORD-NISSAN, INC
BYERS DELAWARE
C & C MOTORS
C F AUTO SALES
C.W. MOTORS INC
CADILLAC OF FAYETTEVILLE
CADILLAC SAAB OF ORANGE PARK
CALDERONE CAR AND TRUCK
CALVARY CARS & SERVICE, INC
CAMPBELL MOTORS, INC.
CAPEHARTS WHOLESALE
CAPITAL AUTO BROKERS
CAPITAL CADILLAC HUMMER
CAPITAL MOTORS
CAPITOL AUTO
CAPITOL AUTO SALES, INC.
CAR CENTRAL
CAR COLLECTION INC
CAR COLLECTION OF TAMPA INC.
CAR COLLECTION, INC.
CAR CONNECTION
CAR CORRAL
CAR CREDIT INC
CAR DEALZ
CAR MARKET LLC

DEALER NAME
CAR NET USA
CAR SENSE INC
CAR STAR
CAR ZONE
CARL GREGORY CHRYSLER-DODGE-
CARMEAN AUTO GROUP LLC
CARN AUTO SALES, INC.
CAROLINA HYUNDAI OF FORT MILL
CAROLINA MOTORCARS
CAROLINA NISSAN INC.
CARPORT SALES & LEASING, INC.
CARRIAGE MITSUBISHI
CARRIAGE NISSAN
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS & TRUCKS
CARS 4 U
CARS AND CARS, INC.
CARS OF SARASOTA LLC
CARS TO GO AUTO SALES AND
CARS UNLIMITED
CARSMART
CARSMART AUTO SALES LLC
CARSMART, INC.
CASCADE AUTO GROUP, LTD
CASTLE AUTO OUTLET, LLC
CASTLE USED CARS
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CAVIAR DREAMS LLC
CBS QUALITY CARS, INC.
CENTRAL 1 AUTO BROKERS
CENTRAL CAROLINA PRE-OWNED
CENTRAL RALEIGH AUTO SALES
CENTURY SALES INC
CHAMPION CHEVROLET INC
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHANDLER CHEVROLET INC
CHARLES BARKER PREOWNED OUTLET
CHEVROLET BUICK OF QUINCY INC.
CHRIS LEITH CHEVROLET
CHRIS LEITH DODGE
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CHRYSLER JEEP OF DAYTON
CHUCK CARLSON AUTO SALES INC
CHUCK CLANCY DODGE CHRYSLER
CHUCK REYNOLDS CAR COMPANY INC
CINCI MOTORS LLC
CINCINNATI USED AUTO SALES
CIRCLE CITY ENTERPRISES, INC.
CITRUS CHRYSLER JEEP DODGE
CITY AUTO BROKERS

DEALER NAME
CITY CHEVROLET
CITY HYUNDAI
CITY KIA
CITY LINE AUTO & TRUCK
CITY MITSUBISHI
CITY TO CITY AUTO SALES, LLC
CITY USED CARS, INC
CITY VIEW AUTO SALES
CJ’S AUTO STORE
CLASSIC ASIAN IMPORTS, LLC
CLASSIC BUICK OLDSMOBILE
CLASSIC CHEVROLET BMW
CLASSIC FORD LINCOLN MERCURY
CLASSIC MAZDA
CLASSIC NISSAN OF
CLASSY CYCLES
CLEARWATER CARS INC
CLEARWATER TOYOTA
CLOVERHILL MOTORS
COAST TO COAST AUTO SALES
COASTAL AUTOMOTIVE INC
COASTAL CARS, INC.
COASTAL CHEVROLET, INC.
COASTAL MITSUBISHI
COCONUT CREEK HYUNDAI
COGGIN HONDA
COGGIN MOTOR MALL
COLUMBUS AUTO RESALE, INC
COMBS AUTO SALES
COMPASS AUTO DEALER LLC
CONEXION AUTO SALES
CONYERS AUTOMAX
COOK & REEVES CARS INC
COOK MOTOR COMPANY
COPPUS MOTORS - CHRYSLER,JEEP
CORAL PALM AUTO SALES
CORAL SPRINGS OLDSMOBILE, INC
CORLEW CHEVROLET CADILLAC OLDM
CORTEZ MOTORS
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET OF
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN LONDON AUTO INC
COUNTRY HILL MOTORS INC
COUNTRYSIDE FORD OF CLEARWATER
COURTESY AUTO GROUP INC.
COURTESY CHRYSLER JEEP DODGE
COURTESY NISSAN
COURTSEY AUTO SALES INC
COX AUTO SALES
COX AUTO SALES, LLC
COX CHEVROLET INC

DEALER NAME
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT CARS SALES
CREDIT UNION REMARKETING
CRESCENT FORD, INC
CRESTMONT CADILLAC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS AUTOMOTIVE
CROSSROADS AUTO SALES INC
CROSSWALK AUTO
CROWN AUTO DEALERSHIPS INC.
CROWN KIA
CROWN NISSAN
CROWN NISSAN GREENVILLE
CRUISER AUTO SALES
CURRIE MOTORS DRIVERS EDGE
CURRY HONDA
CUSTOM CAR CARE
D & B AUTO BROKERS LLC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAVE EDWARDS TOYOTA
DAVE GILL PONTIAC GMC
DAVID SMITH AUTOLAND, INC.
DAVID’S CARS
DAVIS MOTORS, INC.
DAY’S AUTO SALES, LLC
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DAYTONA AUTO SPORT
DAYTONA DODGE
DEACON JONES AUTO PARK
DEACONS CHRYSLER JEEP
DEALS ON WHEELS
DEALS ON WHEELS AUTO MART
DEALS ON WHEELS, INC.
DEALZ AUTO TRADE
DEAN SELLERS, INC.
DECENT RIDE.COM
DEECO’S AUTO SALES INC
DEFINITIVE MOTORCRS INC
DEGEAR & ASSOC INC
DELRAY IMPORTS, INC
DELUCA TOYOTA INC
DENNIS AUTO POINT
DETROIT II AUTOMOBILES, INC
DEWEY BARBER CHEVROLET
DEWITT MOTORS

DEALER NAME
DIAMOND II AUTO SALES, INC.
DIANE SAUER CHEVROLET, INC.
DICK MASHETER FORD, INC.
DICK SCOTT NISSAN, INC.
DICK SMITH MUTSUBISHI
DIMMITT CHEVROLET
DIRECT AUTO BROKERS INC
DIRECT AUTO EXCHANGE, LLC
DIRECT SALES & LEASING
DISCOUNT AUTO BROKERS
DISCOUNT AUTO SALES
DISCOVERY AUTO SALES
DIVINE AUTO SALES
DIXIE IMPORT INC
DIXIE MOTORS INC
DIXON’S AUTOMOTIVE LLC
DM MOTORS, INC.
DNH AUTO
DOLLARS PLUS CAR II
DOMESTIC ACQUISITIONS
DON BROWN CHEVROLET, INC.
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON MOORE CHEVROLET CADILLAC
DON REID FORD INC.
DON SITTS AUTO SALES INC
DORAL CARS OUTLET
DORAL LINCOLN MERCURY LLC
DOTSON BROS CHRYS DODGE PLYM
DOWN HOME MOTORS LLC
DOWNEY & WALLACE AUTO SALES
DREAMS AUTO SALES
DRIVERIGHT AUTO SALES, INC.
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DSTD INC
DUBLIN CADILLAC NISSAN GMC
DUGAN CHEVROLET PONTIAC
DUNN PONTIAC BUICK GMC
DUVAL ACURA
DUVAL HONDA
E & R AUTO SALES INC
EAGLE AUTO STORE INC
EAGLE ONE AUTO SALES
EAST ANDERSON AUTO SALES
EAST CHARLOTTE NISSAN
EAST COAST SPORTS AND IMPORTS
ECONOMIC AUTO SALES INC
ED KOEHN FORD OF WAYLAND
ED MARTIN INC
ED NAPLETON OAK LAWN IMPORTS
ED SCHMID FORD INC
ED TILLMAN AUTO SALES
ED VOYLES HONDA

DEALER NAME
ED VOYLES HYUNDAI
EDDIE CRAIGS EXPRESS
EDGE MOTORS
EDWARDS CHEVROLET CO
EJ’S AUTO WORLD, INC.
EJ’S QUALITY AUTO SALES, INC.
ELITE AUTO GROUP
ELITE AUTO SERVICES LLC
ELITE CAR SALES WEST INC
ELITE JEEPS INC
ELITE MOTORCARS
ELITE MOTORS INC
EMPIRE AUTOMOTIVE GROUP
ENON AUTO SALES
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING CO. OF ORL.
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
EVEREST AUTOMOTIVE GROUP, INC
EVERYDAY AUTO SALES
EVOLUTION AUTO SALES LLC
EXCLUSIVE CARZ AND AUTO
EXCLUSIVE MOTORCARS LLC
EXECUTIVE AUTO SALES
EXPRESS AUTO SALES
EXTREME DODGE DODGE TRUCK
EXTREME IMPORTS
EZ AUTO & TRUCK PLAZA II INC
FACTORY DIRECT AUTO
FAIRWAY FORD
FAMILY KIA
FANELLIS AUTO
FANNIN LINC, MERC, TOY,
FANTASY AUTOMOTIVES
FARM & RANCH AUTO SALES INC.
FBC AUTOMOTIVE LTD
FENWICK MOTORS
FERMAN CHEVROLET
FERMAN CHRYSLER PLYMOUTH
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FIERGE BROS AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST STOP AUTO SALES
FITZGERALD MOTORS, INC.
FIVE STAR CAR SALES, INC.
FIVE STAR CHEVROLET CADILLAC
FLEET STREET REMARKETING

DEALER NAME
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO CONNECTION LLC
FLORIDA AUTO EXCHANGE
FLORIDA GULF COAST, LLC
FLORIDA SELECT PREOWNED
FLOW HONDA
FLOWERS AUTOMOTIVE LLC
FLOWERS HONDA
FOLGER AUTOMOTIVE, LLC
FORD MIDWAY MALL, INC.
FORD OF MURFREESBORO
FORD OF PORT RICHEY
FORT MYERS TOYOTA INC.
FORT WAYNE CREDIT CONNECTION I
FORT WAYNE NISSAN INFINITI
FORT WAYNE TOYOTA/LEXUS OF
FOX AUTO SALES
FRANK MYERS AUTO SALES, INC
FRANKIES AUTO SALES
FRANKLIN FAMILY CHEVY BUICK GM
FRANKLIN PARK LINCOLN MERCURY
FRED CALDWELL CHEVROLET
FREEDOM DODGE CHRYSLER JEEP
FREEDOM FORD, INC.
FRENSLEY CHRYSLER PLYMOUTH
FRIENDLY FINANCE AUTO SALES
FRIENDLY KIA & ISUZU
FRITZ ASSOCIATES
FRONTLINE AUTO SALES
FUCCILLO KIA OF CAPE CORAL
FULTONDALE AUTO SALES
FUTURE AUTOMOTIVE LLC
G & S AUTO SALES & RENTALS LLC
GAINESVILLE DODGE
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY LINCOLN MERCURY
GANLEY, INC
GARLAND NISSAN LLC
GARY MATHEWS VW KIA
GATES NISSAN, LLC
GATEWAY MOTORS OF TAMPA
GATOR CHRYSLER-PLYMOUTH, INC.
GENE GORMAN & ASSOC. INC. DBA
GEN-X CORP
GEOFF ROGERS AUTOPLEX
GEORGE NAHAS ENTERPRISES INC
GEORGES ENTERPRISES, INC.
GEORGIA AUTO BROKERS
GERALDA AUTO SALES
GERMAIN FORD
GERMAIN OF SARASOTA

DEALER NAME
GERMAIN TOYOTA
GERRY WOOD HONDA
GETTEL NISSAN INC
GETTEL TOYOTA
GLADDING CHEVROLET, INC.
GLENBROOK DODGE, INC.
GOLDEN OLDIES
GOOD MOTOR COMPANY
GOOD MOTOR COMPANY LLC
GOOD SAM MOTORS INC
GORDON AUTO WHOLESALE
GORDON CHEVROLET, INC.
GRANT MOTORS CORP.
GREAT LAKES CHEVROLET BUICK
GREAT LAKES GMC BUICK
GREAT LAKES HYUNDAI, INC.
GREENBRIER DODGE OF CHES, INC.
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREENWAY FORD, INC
GREENWISE MOTORS
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GRIFFIN MOTOR CO, INC
GROGANS TOWNE CHRYSLER
GROTE AUTOMOTIVE INC
GROUPCAR LLC
GSA AUTO SALES
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GUS MACHADO FORD, INC.
GWINNETT PLACE FORD
GWINNETT PLACE NISSAN
GWINNETT SUZUKI
H & H AUTO SALES
H H NISWANDER PONTIAC BUICK CA
HAASZ AUTO MALL, LLC
HAIMS MOTORS II, INC.
HAIMS MOTORS INC
HALEY TOYOTA CERTIFIED
HALLEEN KIA
HAPPY AUTO MART
HAPPY CARS INC
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC
HARDIN COUNTY HONDA
HARDY CHEVROLET
HARRELSON NISSA
HATCHER’S AUTO SALES
HATFIELD HYUNDAI
HAWKINSON NISSAN LLC
HAYDOCY PONTIAC-GMC TRUCK INC
HEADQUARTER KIA

DEALER NAME
HEATH MOTORSPORTS
HEATHS TOYS AUTO SALES
HEBRON AUTO SALES
HENDRICK HONDA
HENDRICK HYUNDAI
HENNESSY MAZDA PONTIAC
HERB ADCOX CHEVROLET COMPANY
HERITAGE FORD
HIBDON MOTOR SALES
HIESTER PREOWNED CLEARANCE CTR
HIGHLINE IMPORTS, INC.
HILBISH MOTORS CO, INC
HILL NISSAN INC
HILLMAN MOTORS, INC.
HOLLAND ROAD AUTO SALES,INC.
HOLLER HYUNDAI
HOLLYWOOD CHRYSLER PLYMOUTH
HOLLYWOOD IMPORTS
HOLLYWOOD MOTOR CO #3
HOMETOWN AUTO MART, INC
HOMETOWN AUTO, INC.
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA EAST
HONDA OF FORT MYERS
HONDA OF GAINESVILLE
HONDA OF MENTOR
HONDA OF OCALA
HONDA OF THE AVENUES
HOOVER AUTOMOTIVE LLC
HOOVER MITSUBISHI CHARLESTON
HOSS CERTIFIED PREOWNED VEHICL
HT MOTORS INC
HUBER AUTOMOTIVE
HUBLER MAZDA SOUTH
HUBLER NISSAN, INC.
HUNT AUTOMOTIVE, LLC
HURLEY CHRYSLER JEEP, INC.
HWY 150 BUYERS WAY, INC.
HYUNDAI OF BRADENTON
HYUNDAI OF LOUISVILLE
HYUNDIA OF ORANGE PARK
HZF PLAINWELL
IDEAL USED CARS INC
IGNITE AUTOMOTIVE
IMAGINE CARS
IMMACULATE AUTO
IMMKE AUTO GROUP, INC.
IMPERIAL MOTORS
IMPORT MOTORSPORT, INC
IMPORT’S LTD
INC MOTORSPORTS
INDIANAPOLIS CAR EXCHANGE
INDY MOTOR MARKET

DEALER NAME
INDY’S UNLIMITED MOTORS
INFINITI OF BEDFORD
INFINITI OF COLUMBUS, LLC
INTEGRITY AUTO CONSULTANTS LLC
INTEGRITY AUTO SALES, INC.
INTERNATIONAL AUTO SALES
INTERNATIONAL AUTO WHOLESALERS
INTERSTATE AUTO SALES
INTERSTATE MOTORS INC
IVAN LEONARD CHEVROLET
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC.
J. FRANLKIN AUTO SALES INC
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK PHELAN DODGE OF COUNTRYSI
JACKIE MURPHY’S USED CARS
JACK’S USED CARS
JACKSON ACURA
JACKSONVILLE CHRYSLER
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY SMARTMART INC
JAKMAX
JARRARD PRE-OWNED VEHICLES
JARRETT FORD HAINES CITY
JARRETT FORD OF PLANT CITY
JASON HATFIELD AUTOMOTIVE
JAY HONDA
JAY’S USED CARS, LLC.
JAZ AUTOMOTIVE G LLC
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JCN INC AUTO SALES
JEFF MORRIS AUTO BROKERS LLC
JEFF WYLEF CHEVROLET OF
JEFFERSON CHEVROLET CO.
JEFFREYS AUTO EXCHANGE
JEFF’S AUTO WHOLESALE
JENKINS ACURA
JENKINS MAZDA
JENKINS PRE-OWNED AUTO SALES
JEREMY FRANKLINS SUZUKI OF KAN
JERRY WILSON’S MOTOR CARS
JERRYS CHEVROLET
JIM BISHOP TOYOTA
JIM BURKE NISSAN
JIM KIRBY AUTOMOTIVE
JIM SKINNER FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JKB AUTO SALES

DEALER NAME
JOHN BLEAKLEY FORD
JOHN CARPENTER FORD INC
JOHN HIESTER CHEVROLET
JOHN HIESTER CHRYSLER DODGE
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN M. LANCE FORD LLC
JOHNSON AUTOPLEX
JORDAN AUTO SALES INC
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JR’S CAR
JT AUTO INC.
JULIANS AUTO SHOWCASE, INC.
JUST-IN-TIME AUTO SALES INC
JW AUTO & TRUCK SALES, INC.
K & B FINANCIAL SERVICES INC
K & D AUTO SALES
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAR AUTO SALES LLC
KARZ DIRECT
KASPER CHRYSLER DODGE JEEP
KEFFER HYUNDAI
KEFFER OF MOORESVILLE, LLC
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI
KEITH HAWTHORNE HYUNDAI, LLC
KEITH HAWTORNE FORD
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KELLY & KELLY INVESTMENT CO IN
KELLY CADILLAC SAAB HUMMER GMC
KELLY FORD
KEN GANLEY NISSAN INC
KEN STILLWELL FORD MERC INC
KENDALL AUTO SALES CORP
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA COUNTRY OF SAVANNAH
KIA MALL OF GEORGIA
KIA OF BEFORD
KIA OF CONYERS
KIA OF WESLEY CHAPEL
KINGDOM CHEVROLET INC
KINGDOM MOTOR CARS
KINGS FORD, INC
KINGS HONDA

DEALER NAME
KING’S NISSAN
KINGS OF QUALITY AUTO SALES
KISSELBACK FORD
KNAPP MOTORS
KNE MOTORS, INC.
KNH WHOLESALE
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KR MOTORS LLC
KRAFT MOTORCARS/NISSAN
KUHN HONDA VOLKSWAGON
L & M MOTORS, LLC
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE KEOWEE CHRYSLER DODGE LLC
LAKE NISSAN SALES, INC.
LAKE NORMAN HYUNDAI
LAKE PLACID MOTOR CAR, INC
LAKELAND TOYOTA INC.
LAKESIDE AUTO SALES, INC.
LAKEWOOD AUTOSALES INC
LALLY ORANGE BUICK PONTIAC GMC
LAMAR COOKS AUTO CHOICE INC
LANCASTER AUTOMOTIVE
LANCASTER MOTOR CO.
LANDERS MCLARTY CHEVROLET
LANDERS MCLARTY SUBARU
LANDMARK AUTO INC
LANDMARK CDJ OF MONROE, LLC
LANG CHEVROLET COMPANY
LANGDALE HONDA KIA OF
LARRY JAY IMPORTS, INC
LARRY MONTRI MOTORS SALES
LARRY’S USED CARS
LASH AUTO SALES, INC.
LCA AUTO WHOLESALES, LTD
LEBANON FORD LINCOLN
LEE A. FOLGERS, INC.
LEE NISSAN
LEE’S AUTO SALES, INC
LEGACY AUTO SALES, INC.
LEGACY NISSAN
LEGACY TOYOTA
LEGRANGE TOYOTA INC
LENDER SERVICES INC
LEON MARTIN MOTOR COMPANY
LEXUS OF CLEARWATER
LEXUS OF ORANGE PARK
LIBERTY AUTO OUTLET INC
LIBERTY FORD LINCOLN MERC INC
LIBERTY FORD SOLON, INC.
LIBERTY FORD SOUTHWEST, INC
LIBERTY PONTIAC GMC TRUCK, INC
LIBRA AUTO

DEALER NAME
LIGHTHOUSE AUTO SALES
LIGHTHOUSE TOYOTA
LIGHTNING MOTORS LLC
LIMA AUTO MALL, INC.
LIMBAUGH TOYOTA, INC.
LIPTON TOYOTA
LMN AUTO INC
LOGANVILLE FORD
LOKEY MOTOR CO.
LOMBARD AUTO EXCHANGE INC
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LONGWOOD KIA MITSUBISHI
LOU BACHRODT CHEVROLET
LOU FUSZ MITSUBISHI ST. PETERS
LOU SOBH USED CARS & TRUCKS
LOUDON MOTORS, INC
LOWERY BROS. OVERSTOCK LLC
LOWEST PRICE AUTO BROKERS INC
LOWEST PRICE TRANSPORTATION
LUCKY SEVEN MOTORS INC
LUXURY AUTO SALES LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS AUTO SALES
LUXURY MOTOR SALES LLC
LUXURY MOTORS LLC
LYNN LAYTON CADILLAC NISSAN IN
LYNNHAVEN LINCOLN MERCURY
M & L IMPORTS INC
M & L MOTOR COMPANY, INC.
M & M AUTO GROUP INC
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
MACHADO AUTO SELL LLC
MACKENNEY AUTO SALES
MAD MOTORS LLC
MADISON STREET MOTORS
MAHER CHEVROLET INC
MAIN STREET AUTO SALES
MALCOLM CUNNINGHAM FORD
MALIBU MOTORS
MANNING MOTORS, INC.
MANNIX MOTORS
MARANATHA CAR CO
MARCH MOTORS INC.
MARIETTA AUTO MART
MARK BRADLEY AUTO SALES
MARKAL MOTORS INC
MARLOZ OF STATESVILLE
MAROONE CHEVROLET
MAROONE CHEVROLET
MAROONE CHEVROLET OF
MAROONE FORD OF MARGATE
MARSHALL FORD

DEALER NAME
MARSHALL MOTORS OF FLORENCE
MARTINS USED CARS INC
MASTER CAR INTERNATIONAL, INC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATT CASTRUCCI
MATTAS MOTORS
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS INC.
MAXTON MOTORS OF BENTON HARBOR
MAXTOWN MOTORS
MAZDA OF SOUTH CHARLOTTE
MAZDA SAAB OF BEDFORD
MCELVEEN PONTIAC BUICK GMC
MCGEORGE TOYOTA TOYOTA
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY CHEVROLET
MCKENNEY DODGE LLC
MCKENNEY-SALINAS HONDA
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MECHANICSVILLE HONDA
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MEEKS AUTO HAUS INC
MENTOR IMPORTS,INC.
MEROLLIS CHEVROLET SALES
METRO AUTO SALES, LLC
METRO HONDA
MICCO MOTORS
MICRO FINANCE LLC
MID AMERICA AUTO GROUP
MID ATLANTIC AUTO SALES NETWOR
MID FLORIDA WHOLESALERS INC
MIDDLE TENNESSEE AUTO MART LLC
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MIDTOWN AUTO LLC
MIDWEST AUTO GROUP LLC
MIDWESTERN AUTO SALES, INC.
MIKE BASS FORD
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE PRUITT HONDA, INC
MIKE SHAD FORD
MIKE SHAD NISSAN
MIKE SWANEY BUICK GMC TRUCK
MIKE THOMAS AUTO SALES
MIKE WILSON CHEVROLET
MIKE’S AUTO FINANCE
MIKES TRUCKS AND CARS
MILESTONE MOTORS, L.L.C.

DEALER NAME
MILLEDGEVILLE HYUNDAI
MILLENIUM AUTOMOTIVE GROUP
MILTON DODGE CHRYSLER JEEP
MINIVAN SOURCE, INC.
MIRACLE CHRYSLER DODGE JEEP
MISSION AUTOMOTIVE, LLC
MITCH SMITH CHEVROLET
MODERN CORP
MODERN NISSAN CONCORD LLC
MODERN TOYOTA
MONROE DODGE/CHRYSLER INC.
MONTGOMERY MOTORS
MONTROSE FORD LINCOLN/MERCURY
MONTROSE TRI COUNTY KIA
MOODY MOTORS
MOORE NISSAN
MOORING AUTOMOTIVE GROUP LLC
MORONI AUTO SALES INC
MORSE OPERATIONS INC.
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTOR NATION LLC
MOTOR WORLD INC
MOTORCARS TOYOTA
MOTORMAX OF GR
MOTORMAXX
MOTORVATION, LLC
MR CARE AUTO
MR CARS, INC.
MULLINAX FORD OF PALM BEACH
MURPHY AUTO SALES
MURPHY MOTORS
MURRAY’S USED CARS
MYRTLE BEACH TNT AUTO SALES LL
N & D AUTO SALES, INC.
N & H AUTO SALES LLC
NALLEY HONDA
NALLEY INFINITI
NAPLETON’S HYUNDAI
NAPLETON’S NORTH PALM AUTO PK
NAPLETON’S RIVER OAKS CHRYSLER
NARCAR AUTO SALES INC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NAVIGATOR DEALER GROUP
NEW LIFE AUTO SALES LLC
NEW MILLENNIUM AUTO SALES, INC
NEW RIVER PRE-OWNED
NEW WAY AUTOMOTIVE
NEWTON’S AUTO SALES, INC.
NEXT GENERATION MOTORS, INC.
NEXT LEVEL AUTO BROKERS LLC
NEXT LEVEL MOTORCARS
NIMNICHT CHEVROLET

DEALER NAME
NIMNICHT PONTIAC
NISSAN OF MELBOURNE
NISSAN OF ST AUGUSTINE
NISSAN ON NICHOLASVILLE
NISSAN SOUTH
NORTH ATLANTA AUTO SUPERSTORE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTH HILLS AUTO SALES
NORTH POINT CHRYSLER JEEP
NORTH SCOTT AUTO SALES
NORTHGATE AUTO SALES
NORTHLAND AUTO SALES
NORTHWOOD AUTO SALES LLC
NOURSE CHILLICOTHE
OASIS AUTO SALES INC
OCEAN HONDA
OCEAN MAZDA
O’DANIEL MOTOR SALES, INC.
O’DONNELL LUTZ CARS & TRUCKS
OK MOTORS LLC
OLIVER C. JOSEPH, INC.
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONE SOURCE AUTOMOTIVE SOLUTION
ORANGE PARK DODGE
ORANGE PARK MITSUBISHI
ORDERACAR.COM INC
ORLANDO AUTO BROKERS, INC.
ORLANDO AUTOS
OSCAR MOTORS CORPORATION
OSMAN AUTOMOTIVE COMPANY INC
OUZTS MOTORS & USED CARS
OXMOOR FORD LINCOLN MERCURY
PACIFIC AUTO MART LLC
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM BEACH AUTO GROUP INC
PALM BEACH TOYOTA
PALM CHEVROLET
PALMER HUFFMAN AUTO OUTLET
PALMETTO FORD
PALMETTO PREOWNED
PALMETTO WHOLESALE MOTORS
PANHANDLE AUTOMOTIVE INC.
PAQUET AUTO SALES
PARADIGM MOTORS OF TAMPA
PARADISE COASTAL AUTOMOTIVE IN
PARK AUTO MALL, INC
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET, INC
PARKWAY FORD, INC.
PARKWAY MITSUBISHI
PARKWAY MOTORS INC

DEALER NAME
PARS IMPORTS, INC
PATRICK O’BRIEN JR, CHEV. INC.
PATRIOT AUTOMOTIVE SALES &
PATRIOT CHEVROLET
PAUL’S TRADING STATION LLC
PAYDAY MOTOR SALES
PAYLESS CAR LLC
PEACHTREE MOTORSPORTS SALES &
PEARCE AUTO SALES, INC
PEARSON IMPORTS, INC.
PEDIGO’S HEARTLAND CROSSING
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC
PERFORMANCE CHEVROLET SUBARU
PERFORMANCE GMC OF
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PETERS AUTO SALES, INC.
PETE’S AUTO DETAILING AUTO SAL
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PHILMARK INC
PIEDMONT AUTO SALES NETWORK
PILES CHEV-OLDS-PONT-BUICK
PINE ISLAND AUTO SALES
PINEVILLE IMPORTS
PINNACLE AUTO HOLDINGS
PIRTLE & HOWERTON AUTOMOTIVE
PJ AUTO TRADING INC
PLAINFIELD AUTO SALES, INC.
PLANET AUTO
PLANET FIAT
PLANET MOTORS
PLATINUM AUTO SALES & LEASING
PLATINUM MOTOR CARS
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA MOTORS, INC.
PLAZA PONTIAC BUICK GMC INC
POMOCO CHRYSLER/PLY OF HAMPTON
POMPANO AUTOMOTIVE ASSOCIATES
POMPANO HONDA
PORT MOTORS
PORT ORANGE SALES LLC
POTAMKINS PLANET DODGE CHRYSLE
POWER PONTIAC GMC OLDSMOBILE
PRE-AUCTION AUTO SALES INC
PRECISION AUTOMOTIVE CENTER
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO SALES LLC
PREMIER DODGE CHRYSLER JEEP
PREMIER MOTORCAR GALLERY
PREMIERE CHEVROLET, INC.

DEALER NAME
PREMIUM AUTO BY RENT
PREMIUM MOTORS LLC
PRESTIGE AUTO SALES & RENTALS
PRESTIGE CARS INC
PRESTON AUTO OUTLET
PRESTON HYUNDAI
PRIDE AUTO SALES LLC
PRIME MOTORS INC
PRO CAR II
PRO MOTION CO INC
PROCAR
PROFESSIONAL AUTO SALES
PROFESSIONAL AUTO SALES
PUGMIRE FORD LLC
PUGMIRE ISUZU
QUALITY BANK REPOS
QUALITY GENERAL AUTO SALES,INC
QUALITY IMPORTS, INC
R & B CAR COMPANY
R & N AUTO SALES INC
R.H. CARS, INC.
R.K. CHEVROLET
RANKL & RIES MOTORCARS, INC
RANSY WISE CHEVROLET BUICK
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN NORTHEAST MAZDA
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RED HOAGLAND HYUNDAI, INC.
RED HOLMAN BUICK PONTIAC GMC
RED SHAMROCK LLC
REDMOND AUTOMOTIVE
REDSKIN AUTO SALES INC
REGAL CARS OF FLORIDA INC
REGAL PONTIAC, INC.
REGISTER CHEVROLET & OLDS
REIDSVILLE NISSAN INC
RELIABLE TRUCK SALES
RELIANCE MOTORCARS LLC
RENOWNED AUTO SALES
RICHARD ANDERSON MOTORS LLC
RICK CASE HYUNDAI
RICK CASE MOTORS, INC.
RICK HENDRICK CHEVROLET
RICK HENDRICK JEEP CHRYSLER
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RIVER CITY AUTO CENTER
RIVER CITY AUTO SALES INC
RIVERBEND FORD

DEALER NAME
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERS EDGE MOTORS, LLC
RIVERSIDE MOTORS, INC
RIVERTOWN TOWN AUTO SALES INC
ROBINSON AUTOMOTIVE GROUP
ROBKE CHEVROLET COMPANY
ROCK BOTTOM AUTO SALES, INC.
ROCK SOLID AUTOMOTIVE INC
ROCKY’S AUTO SALES, INC.
ROD HATFIELD CHEVROLET, LLC
ROD HATFIELD CHRYSLER DGE JEEP
ROGER DEAN BUICK
ROGER DEAN CHEVROLET
ROGER WILSON MOTORS INC
ROGERS AUTO GROUP
RON BUTLER MOTORS, LLC
ROSE CITY MOTORS
ROSS’S AUTO SALES
ROSWELL AUTO IMPORT
ROUNTREE-MOORE INC
ROUTE 4 AUTO STORE
ROYAL 1 AUTO SALES, LLC
ROYAL AUTO SALES
ROYAL AUTO SALES
RPM AUTO SALES LLC
RUDOLPH’S AUTO GROUP INC
S S AUTO INC
SALTON MOTOR CARS INC
SAM GALLOWAY FORD INC.
SANDERSON AUTO SALES INC
SANSING CHEVROLET, INC
SANTACARS CORP.
SARASOTA FORD
SATURN OF GREENSBORO
SAULS MOTOR COMPANY, INC.
SAV MOR AUTOS
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH MOTORS
SC AUTO SALES
SCARRITT MOTORS INC
SCHAELL MOTORS
SCHULTZ AUTO BROKERS
SCHUMACHER AUTOMOBILE, INC
SCHUMACHER AUTOMOTIVE
SCHUMACHER MOTOR SALES
SCOTT CLARK HONDA
SECOND CHANCE MOTORS
SEELYE WRIGHT KIA OF HOLLAND
SELECT AUTO
SELECT AUTO CENTER
SELECT IMPORTS
SELECT MOTORS OF TAMPA INC.

DEALER NAME
SELECTIVE AUTO & ACCESSORIES
SELECTIVE AUTO SOURCE
SERPENTINI CHEVROLET OF
SERRA AUTOMOTIVE
SERRA CHEVROLET, INC.
SEXTON AUTO SALES, INC
SHAFER PREFERRED MOTORS INC
SHAMBURG AUTO SALES
SHAN AUTO SALES
SHARPNACK FORD
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHELBYVILLE AUTO SALES LLC
SHERDAN ENTERPRISES LLC
SHERWOOD AUTO & CAMPER SALES
SHOALS UNIVERSITY KIA
SHOWDOWN MUSCLE CARS
SHULAK MOTORS LLC
SIGNATURE FORD LINCOLN MERCURY
SIGNATURE MOTORS USA LLC
SMITH & CURRIE MOTOR CO
SMITH FIELD AUTO CENTER LLC
SOUTH 71 AUTO SALES
SOUTH ATLANTA INVESTMENTS INC
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH COUNTY AUTO CENTER
SOUTH COUNTY AUTO PLAZA
SOUTH OAK DODGE INC
SOUTHEAST JEEP EAGLE
SOUTHERN AUTOMOTIVE ENTERPRISE
SOUTHERN CAR SALES INC
SOUTHERN MOTOR COMPANY
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHERN USED CARS
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHGATE LINCOLN LLC
SOUTHPORT MOTORS
SOUTHTOWN MOTORS HOOVER
SOUTHTOWNE ISUZU
SOUTHWEST AUTO SALES
SOUTHWEST AUTOMOTIVE LLC
SPACE COAST HONDA
SPARTAN LINCOLN MERCURY
SPARTANBURG CHRYSLER JEEP INC
SPIRIT FORD INC
SPITZER DODGE
SPITZER KIA
SPITZER MOTOR CITY
SPORT MAZDA
SPORTS & IMPORTS AUTOS INC
ST LOUIS CARS & CREDIT INC
STADIUM CHEVROLET BUICK

DEALER NAME
STADIUM MAZDA
STAN MCNABB CHRYSLER DODGE
STARK AUTO GROUP
STARK AUTO SALES
STARRS CARS AND TRUCKS, INC
STATELINE MOTOR COMPANY LLC
STEARNS MOTORS OF NAPLES
STEELE AUTO SALES LLC
STEPHEN A FINN AUTO BROKER
STEVE AUSTINS AUTO GROUP INC
STEVE CALDWELL AUTOMOTIVE LLC
STEVE RAYMAN CHEVROLET, LLC
STEVE SORENSON CHEVROLET INC.
STEWART AUTO GROUP OF
STIENER AUTOMOTIVE GROUP
STINGRAY CHEVROLET
STL AUTO BROKERS
STOKES HODGES PRE-OWNED
STOKES HONDA CARS OF BEAUFORT
STOKES MITSUBISHI
STRENGTH AUTO SALES
STRICKLAND AUTO SALES, INC.
STROM ALTMAN SUZUKI INC
SUBARU CONCORD
SUBARU OF DAYTON
SUBARU OF KENNESAW LLC
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUBURBAN MOTORS INC
SUBURBAN OF W. MICHIGAN
SUFFIELD MOTORS
SULLIVAN BUICK GMC INC
SULLIVAN PONTIAC CADILLAC GMC
SUMITT PRE-OWNED OF DURHAM
SUMMIT PLACE KIA CANTON
SUMMIT PLACE KIA MT. CLEMENS
SUMMIT PRE-OWNED OF RALEIGH
SUMMIT WEST AUTO GROUP LLC
SUN HONDA
SUN TOYOTA
SUNBELT CHRYSLER JEEP DODGE
SUNCOAST CHRYSLER PLYMOUTH
SUNNY FLORIDA MOTORS, INC.
SUNNYSIDE TOYOTA
SUNRISE AUTOMOTIVE
SUNRISE MOTORS INC
SUNSET DODGE, INC
SUNSHINE AUTO BROKERS INC
SUPER AUTO SALES
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHRYSLER DODGE JEEP
SUPERIOR MOTORS
SUPERIOR MOTORS NORTH

DEALER NAME
SUPERSTORE BUYHERE PAYHERE LLC
SUPRA ENTERPRISES
SUPREME AUTO INC
SUSKIS AUTO SALES
SUTHERLIN NISSAN
SUTHERLIN NISSAN MALL OF GA.
SUTHERLIN NISSAN OF FT. MYERS
SUTHERLIN NISSAN ORLANDO
SUZUKI OF GLENVIEW
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SWEENEY CHEVROLET
SWEENEY CHRYSLER DODGE JEEP
T & L AUTO SALES
T N S AUTO SALES, INC.
TAMERON AUTOMOTIVE GROUP
TAMI AUTO SALES INC
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TAMPA BAY AUTO FINANCE
TAMPA HONDALAND
TAPPER AUTO SALES
TARGET AUTOMOTIVE
TAYLOR AUTO SALES
TAYLOR AUTO SALES INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TEAM AUTOMOTIVE
TEAM NISSAN OF MARIETTA
TED’S AUTO SALES, INC.
TELEGRAPH CHRYSLER JEEP, INC.
TEMPEST MOTORS
TENA AUTOMOTIVE LLC
TENNESSEE AUTOPLEX, LLC
TENNYSON CHEVROLET, INC.
TERRY REID KIA
TERRY’S AUTO SALES, INC.
THE 3445 CAR STORE, INC.
THE AUTO GROUP LLC
THE AUTO LIVERY
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTO STORE
THE CAR AND TRUCK STORE LLC
THE CAR CABANA OF
THE CAR COMPANY SUZUKI
THE CAR CONNECTION, INC.
THE CAR MAN LLC
THE CAR SHOPPE LLC
THE CAR STORE INC.
THE CARSMART GROUP LLC
THE LUXURY AUTOHAUS INC.
THE MINIVAN PLACE

DEALER NAME
THE PEOPLES CAR COMPANY
THE TOY STORE
THOMAS & SON INC.
THOMAS AUTO MART, INC.
THOMAS NIEWIEK AUTO INC
THOMASVILLE TOYOTA
THOMPSON FORD
THORNTON CHEVROLET, INC
THRIFTY CAR SALES
THRIFTY CAR SALES
THURSTON FLEET SALES
TICO & BORI AUTO SALES, INC.
TIFFIN FORD LINCOLN MERCURY
TILLMAN AUTO LLC
TINKER BOYD USED CARS
T-MOTOR SALES
TNT AUTO SALES INC
TNT CHRYSLER DODGE JEEP
TODD WENZEL BUICK PONTIAC GMC
TOM BUSH AUTO PLEX
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM WOOD FORD
TOM WOOD TOYOTA, INC.
TOMLINSON MOTOR COMPANY OF
TONY BETTEN & SONS FORD
TONY ON WHEELS, INC.
TOP GUN AUTO SALES LLC
TOTH BUICK
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY AUTO SALES, LLC
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER KIA
TOWNE EAST AUTO
TOWNSEND IMPORTS
TOYOTA DIRECT
TOYOTA OF ALBANY
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF HOLLYWOOD
TOYOTA OF WINTER HAVEN
TOYOTA SCION NORTH CHARLESTON
TOYOTA SOUTH
TOYOTA WEST/SCION WEST
TOYOTA-LEXUS OF MELBOURNE
TRADEWINDS MOTOR CENTER
TRIANGLE MOTORSPORTS
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE M AUTO CONSULTANTS
TROPIC AUTO & MARINE
TROPICAL AUTO SALES

DEALER NAME
TROUTMAN MOTORS, INC.
TROY AUTO GROUP
TROY FORD INC
TRUSSVILLE WHOLESALE AUTOS
TRYON AUTO MALL
TUTWILER AUTOMOTIVE INC
TWIN CITY CARS INC
TWO RIVERS USED CAR STORE
U.S. AUTO GROUP, INC.
ULTIMATE IMAGE AUTO, INC
UNIQUE AUTO MART INC
UNIQUE AUTO SALES, LLC
UNIQUE SPORT & IMPORTS INC
UNITED AUTO BROKERS
UNIVERSITY AUTO & TRUCK
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY KIA
UNIVERSITY MOTORS
US 1 CHRYSLER DODGE JEEP
US AUTO MART INC
US MOTORS
USA AUTO & LENDING INC
U-SAVE AUTO RENTAL
USED CAR FACTORY INC
USED CAR SUPERMARKET
V AND E ENTERPRISES
VA BEACH AUTO SHOWCASE, INC.
VA CARS INC
VADEN NISSAN, INC.
VAN DEVERE, INC
VAN PAEMEL SALES
VANN GANNAWAY CHEVY, INC
VANN YORK NISSAN, INC.
VANN YORK PONTIAC BUICK GMC
VANN YORK TOYOTA, INC
VARIETY MOTORS, INC.
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VETERANS FORD
VICTORIA MOTORS, LLC
VICTORY CHEVROLET LLC
VICTORY HONDA OF MONROE
VICTORY NISSAN
VILLAGE AUTO OUTLET INC
VILLAGE AUTOMOTIVE
VILLAGE FORD INC
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VIRGINA MOTOR CO.
VOGUE MOTOR CO INC
VOLVO OF CLEARWATER
VOLVO SALES & SERVICE CENTER I
VORDERMAN MOTOR WERKS INC

DEALER NAME
VW OF ORANGE PARK
W.P.B. AUTOMART/KIA
WADE FORD INC
WADE RAULERSON BUICK GMC
WALDORF FORD, INC.
WALKER AUTO SALES
WALKER FORD CO., INC.
WALLACE MAZDA
WALLACE NISSAN
WALSH AUTO BODY, INC
WALSH HONDA
WARD AUTO SALES
WARREN TOYOTA
WAYLAND MOTOR SALES
WAYNE AKERS FORD INC.
WAYNESVILLE AUTO MART
WE FINANCE AUTO SALES LLC
WE NO KARS LLC
WEINLE AUTO SALES
WESH INC
WESLEY CHAPEL TOYOTA
WEST AUTO SALES LLC
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST SIDE TOYOTA
WESTSIDE AUTO
WESTVIEW MOTORS, INC.
WHEELS & DEALS AUTO SALES
WHEELS MOTOR SALES
WHEELZ AND DEALZ LLC
WHITE ALLEN HONDA
WHITTEN AUTO CENTER
WHOLESALE DIRECT
WHOLESALE DIRECT AUTO SALES
WHOLESALE, INC
WILLETT HONDA SOUTH
WILLIAMS AUTO SALES LEASE INC
WILLIAMSBURG CHRY JEEP
WILLS MOTOR SALES
WILMINGTON AUTO CENTER
WILMINGTON MOTORS INC
WINTER HAVEN CHRYSLER PLYMOUTH
WINTER PARK AUTO MALL CORP
WMS MOTOR SALES, LTD
WORLD CAR CENTER & FINANCING
WORLD CLASS MOTORS LLC
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WOW CAR COMPANY
WULLENWEBER MOTORS
WYRICK AUTO SALES
XL1 MOTORSPORTS, INC
XPERT AUTO
X-TREME AUTO CENTER LLC

DEALER NAME
XTREME SALES & LEASING LLC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YES U CAN USED AUTO SALES INC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
ZEIGLER CHRYSLER DODGE JEEP